UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 14, 2005

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9466                                            13-3216325
(Commission File Number)                       (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York            10019
                           (Address of principal        (Zip Code)
                           executive offices)

               Registrant's telephone number, including area code:

                                 (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

On June 14, 2005, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for its most recently completed fiscal quarter (the "Earnings Release").

The Earnings Release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibit is filed as part of this Report.

         Exhibit 99.1           Press Release Relating to Earnings

                                Selected Statistical Information
                                As of, and for the Quarter Ended,
                                May 31, 2005
                                (Preliminary and Unaudited)

                                Consolidated Statement of Income
                                Quarter Ended May 31, 2005
                                (Preliminary and Unaudited)

                                Consolidated Statement of Income
                                Six Months Ended May 31, 2005
                                (Preliminary and Unaudited)

                                Segment Net Revenue Information
                                Quarter and Six Months Ended May 31, 2005
                                (Preliminary and Unaudited)

                                Reconciliation of Average Common Stockholders' Equity to Average Tangible Common Stockholders' Equity
                                (Preliminary and Unaudited)

                                Assets under Management
                                As of May 31, 2005
                                (Preliminary and Unaudited)

                                Gross Leverage and Net Leverage Calculations
                                (Preliminary and Unaudited)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LEHMAN BROTHERS HOLDINGS INC.
                                                      (Registrant)


Date:   June 14, 2005                By:         /s/ Christopher M. O'Meara
                                       ----------------------------------------
                                      Christopher M. O'Meara
                                      Chief Financial Officer and Controller
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)

                                  EXHIBIT INDEX

Exhibit 99.1            Press Release Relating to Earnings

                        Selected Statistical Information
                        As of, and for the Quarter Ended,
                        May 31, 2005
                        (Preliminary and Unaudited)

                        Consolidated Statement of Income
                        Quarter Ended May 31, 2005
                        (Preliminary and Unaudited)

                        Consolidated Statement of Income
                        Six Months Ended May 31, 2005
                        (Preliminary and Unaudited)

                        Segment Net Revenue Information
                        Quarter and Six Months Ended May 31, 2005
                        (Preliminary and Unaudited)

                        Reconciliation of Average Common Stockholders' Equity to Average Tangible Common Stockholders' Equity (Preliminary and Unaudited)

                        Assets under Management
                        As of May 31, 2005
                        (Preliminary and Unaudited)

                        Gross Leverage and Net Leverage Calculations
                        (Preliminary and Unaudited)